Exhibit (c)(6)

PROJECT COMMODORE SPECIAL COMMITTEE UPDATE MATERIALS April 12, 2018

Confidential information has been omitted and filed separately with the Securities and Exchange Commission. Omitted portions are indicated in this presentation with “[**Party C**].” Confidential treatment has been requested with respect to this omitted information.

TABLE OF CONTENTS Section I Overview 2 II Market Perspective 5 III Valuation 12 Appendix 24 1

OVERVIEW 2

I N T R O D U C T I O N On March 3rd, PJ SOLOMON presented its perspectives on Commodore to the Special Committee in the context of the current strategic, trading and transaction environment Presentation was made at the request of the Special Committee following the February 7th 13-D(a) filed by George Feldenkreis proposing a go-private transaction at $27.50 per share (“Feldenkreis Proposal”), with financing from Fortress Investment Group (“Fortress”) On March 9th, George Feldenkreis sent a follow-up letter reaffirming his proposal to acquire all shares of the company with the assistance of Fortress for $27.50 per share - - Additionally, he requested an extension of the deadline for the submission of shareholder nominations of directors for the 2018 Annual Meeting of Shareholders by thirty days On March 14th, an extension to April 12th of the deadline for the submission of shareholder nominations of directors was granted in conjunction with the execution of non-disclosure agreements (“NDA”s) to facilitate due diligence in connection with a potential transaction - On March 16th, George Feldenkreis, his financial advisor SCOPE Capital Partners (“Scope”), and Fortress met with Oscar Feldenkreis, Jorge Narino, Tricia Thompkins and Kevin Flint, along with PJ SOLOMON, to discuss Commodore performance, operations, risks and growth initiatives Subsequently, on March 19th, a comprehensive virtual data room was opened and made available - As part of its engagement, PJ SOLOMON was asked to contact a select group of potentially interested strategic and financial investors - Beginning on March 15th, PJ SOLOMON contacted a total of 18 parties including 9 Strategic and 9 Private Equity buyers, with 16 of the 18 declining to participate in the process One NDA was executed (Randa Accessories) and a Confidential Information Memorandum (“CIM”) was shared on March 24th with a stated bid deadline of April 5th for an initial indication of interest - On March 30th, Paul Weiss provided George Feldenkreis’ counsel, Olshan Frome Wolosky, with an initial draft Merger Agreement  - Concurrently, Commodore management was instructed to begin assembling the various disclosure schedules associated with such Merger Agreement On April 5th, Randa Accessories submitted an initial indication of interest to acquire Commodore for $27.75 per share in cash (“Randa Proposal”)  - Randa anticipates its due diligence investigation would take approximately two weeks to get to a letter of intent and it would not have a financing contingency in a final contract ($200mm cash and financing from JP Morgan) On April 9th, the deadline for the submission of shareholder nominations of directors for the 2018 Annual Meeting of Shareholders was extended to April 30th in conjunction with the extension of a standstill agreement with George Feldenkreis until April 26th, and George Feldenkreis publicly reaffirmed his proposal to acquire all the shares of the company with the assistance of Fortress for $27.50 per share On April 11th, Randa met with Oscar Feldenkreis, Jorge Narino, Tricia Thompkins and Kevin Flint, along with PJ SOLOMON, to discuss Commodore performance, operations, risks and growth initiatives On April 12th, Party C entered into an NDA with Commodore to potentially assist with facilitating a binding proposal from George Feldenkreis 3 (a) Letter to the Board of Directors dated February 6, 2018 and filed on February 7, 2018.

Confidential information has been omitted and filed separately with the Securities and Exchange Commission. Omitted portions are indicated in this presentation with “[**Party C**].” Confidential treatment has been requested with respect to this omitted information.

O F F E RS U M M A RY (Amounts in Millions, Except Per Share Data) Stock Price Shares Outstanding (a) Restricted Stock Units Option Equivalent Shares (a) Diluted Shares Outstanding Total Equity Value Plus: Net Debt (b) Total Enterprise Value Pre mium / (Discount) to: Undisturbed 90-Day VWAP (c) 60-Day VWAP (c) 30-Day VWAP (c) 52-Week High 5-Year High $22.62 24.13 24.75 25.14 27.24 28.80 Ente rprise Va lue a s a Multiple of: Net Sales - Street 2018A 2019E 2020E 2018A 2019E 2020E 2019E 2020E 2019E 2020E $874.9 859.8 886.9 $59.2 59.3 64.9 $873.3 892.3 $62.4 66.1 EBITDA - Street Net Sales - Mgmt EBITDA - Mgmt Price a s a Multiple of: Diluted EPS - Street 2019E 2020E 2019E 2020E $1.87 2.13 $2.00 2.26 Diluted EPS - Mgmt Source: ‘FY2019 Adjusted Income Statement’ and ‘FY2020 and FY2021 (projection)’ received from management on March 15, 2018. Source: Median of Wall Street analysts' estimates as reported by ThomsonOne on April 6, 2018. Note: Undisturbed share count of 15.7mm as of November 24, 2017. Undisturbed net debt based on cash of $26.5mm and total debt of $90.6mm as of October 28, 2017. (a) (b) (c) Includes 15.7mm total shares outstanding and 0.03 - 0.05mm option equivalent shares utilizing treasury stock method as of February 3, 2018. Based on cash of $35.2mm and total debt of $93.7mm as of February 3, 2018. VWAP prior to February 5, 2018. 4 Undisturbed 2/5/2018 Close on 4/6/18 Feldenkreis Proposal Randa Proposal $22.62 $27.09 $27.50 $27.75 15.7 0.0 0.0 15.7 64.1 --% (6.3) (8.6) (10.0) (17.0) (21.5) 48.0% 48.9 47.4 7.1 x 7.1 6.5 48.1% 47.1 6.7 x 6.4 12.1 x 10.6 11.3 x 10.0 15.7 0.0 0.1 15.8 58.5 19.8% 12.3 9.5 7.8 (0.6) (5.9) 55.5% 56.4 54.7 8.2 x 8.2 7.5 55.6% 54.4 7.8 x 7.3 14.5 x 12.7 13.5 x 12.0 15.7 0.0 0.1 15.8 58.5 21.6% 14.0 11.1 9.4 1.0 (4.5) 56.2% 57.2 55.5 8.3 x 8.3 7.6 56.3% 55.1 7.9 x 7.4 14.7 x 12.9 13.8 x 12.2 15.7 0.0 0.1 15.8 58.5 22.7% 15.0 12.1 10.4 1.9 (3.6) 56.7% 57.7 55.9 8.4 x 8.4 7.6 56.8% 55.6 7.9 x 7.5 14.8 x 13.0 13.9 x 12.3 $495.8 $491.9 $485.3 $420.1 $437.4 $433.4 $426.9 $356.0

MARKET PERSPECTIVE 5

C O M M O D O R ES U M M A RY VA L U AT I O N C A P I TA L I Z AT I O N (Amounts in Millions, Except Per Share Data) A N D Stock Exchange Stock Price as of 4/6/18 NasdaqGS $27.09 Stock Price as of 4/6/18 Shares Outstanding (a) Restricted Stock Units Option Equivalent Shares (b) Equity Value Plus: Total Debt Plus: Minority Interest Less: Cash & Cash Equivalents Enterprise Value $27.09 15.7 0.0 0.1 Beneficial Ownership Percent of Total George Feldenkreis Oscar Feldenkreis Other Insiders Top 10 Institutions Public and Other Total 52-Week Stock Price High Low 5-Year Stock Price High Low 1,175.8 608.7 6,212.9 6,279.4 7.3% 3.8% 38.7% 39.1% 4/5/18 8/22/17 $27.24 16.54 $426.9 93.7 --(35.2) 12/9/16 2/25/14 $28.80 12.93 $485.3 Average Daily Volume (3 Mo.) Shares Sold Short Short Int. as % of Shares Out. 0.1 0.4 2.5% 2018A 2019E 2020E 2019E 2020E Fiscal Year End Feb 3, 2018 Net Sales EBITDA EPS Net Sales EBITDA EPS 5-Year EPS Growth 59.2 $2.13 62.4 $2.00 66.1 $2.26 59.3 $1.87 64.9 $2.13 11.7% As of Feb-18 Adjusted Debt / EBITDAR (f) Total Debt / EBITDA Net Debt / EBITDA EBITDA / Interest, Net Enterprise Value as a Multiple of: Enterprise Value as a Multiple of: 1.4 x 0.9 x 9.1 x 2018A 2019E 2020E 2019E 2020E Net Sales EBITDA Net Sales EBITDA 8.2 x 7.8 x 7.3 x 8.2 x 7.5 x Total Debt / Total Capitalization Net Debt / Total Capitalization 19.9% 12.4% P/E Ratios 12.7 x 13.5 x 12.0 x P/E Ratios: 14.5 x 12.7 x (a) (b) Shares outstanding as of February 3, 2018. Assumes the treasury stock method with 0.2 million in-the-money options outstanding as of January 28, 2017 at a weighted average exercise price of $19.81 per share representing 0.05mm option equivalent shares. Includes restricted shares, exercisable options and RSUs held by current and former directors and executive officers. Source: Company DEF 14A filed May 8, 2017, 13-D filed on April 9, 2018 and 13-G filed on February 14, 2018. Source: ‘FY2019 Adjusted Income Statement’ and ‘FY2020 and FY2021 (projection)’ received from management on March 15, 2018. Source: Median of Wall Street analysts' estimates as reported by ThomsonOne on April 6, 2018. Assumes 6.0x rent methodology. (c) (d) (e) (f) 6 0.6 x 0.5 x 0.6 x 0.6 x 0.5 x 2.7 x Credit Statistics $859.8 $886.9 $874.9 $873.3 $892.3 Reporting Wall Street Research (e) March 2018 Management Projections (d) Company Data Financial Performance 16,044.0 100.0% 1,767.1 11.0% Beneficial Ownership by Category (c) Market Capitalization and Firm Value Stock Information

S T O C K Y E A R S P R I C E P E R F O R M A N C E – L A S T 3 - & LT M 30.00 Median 4/6/18: $27.09 6-Mo: $25.12 25.00 1-Yr: $22.55 3-Yr: $21.83 20.00 15.00 Apr-15 Apr-16 Apr-17 Apr-18 40% 30% 32.0% 20% 10.5% 10% 0% -10% -20% -30% Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 7 Source: Capital IQ as of April 6, 2018. Closing Stock Price Percent Performance CommodoreS&P 500 2/7/18: George Feldenkreis and Fortress Investment Group proposed deal announcement for Commodore at $27.50 a share 8/24/17: Commodore beats Q2 2017 revenue and EPS expectations by 0.8% and 45.5%, respectively Indexed Stock Price Performance – LTM Stock Price Performance 3-Yr1-Yr6-Mo High Low $28.80$27.24$27.24 16.0916.5421.80 Stock Price Performance – Last 3 Years

R E L AT I V E S H A R E P R I C E P E R F O R M A N C E 150% 100% 50% 38.5% 0% (50%) (100%) ComPmERoY dore GIII HBI PVH OXM DLA RL 150% 100% 50% 0% (18.9%) (50%) (31.1%) (100%) CommPERoY dore PVH DLA OXM RL GIII HBI 150% 100% 32.0% 38.7% 38.5% Median(a): 38.6% 50% 0% (50%) (100%) ComPmERoY dore GIII PVH OXM RL DLA HBI Source: Capital IQ as of April 6, 2018. (a) Median excludes Commodore. 8 62.7% 53.7% (1.2%)(8.9%) 1 Year 43.3% 40.9% Median(a): (9.6%) 7.4% (0.3%) (44.5%) 3 Years 103.7% 52.5% 61.2% 45.4% Median(a): 42.0% 14.5% (33.8%) 5 Years

H I S T O R I C A L T R A D I N G P E R F O R M A N C E – L A S T 3 - YEARS Last 3-Years LTM EV / LTM EBITDA High 16.0 x 9.7 x 7.4 x 3/23/18 /12/16 Y+1 EBITDA ears LTM 12.0 x 6.5 x 5.5 x 8/24/17 /24/17 8.2x 8.0 x 8.2x 4.0 x Apr-15 Oct-15 Apr-16 Oct-16 Apr-17 Oct-17 Apr-18 20.0 x LTM 10.4 x 7.7 x 8/22/17 15.0 x 14.5x 10.0 x 5.0 x Apr-15 Oct-15 Apr-16 Oct-16 Apr-17 Oct-17 Apr-18 9 Source: Capital IQ as of April 6, 2018. 14.5 x 3/16/18 Last 3-Years High16.0 x 5/19/15 Median10.7 x Low7.7 x 8/22/17 P / FY + 1 EPS FY+1 P / E /19/15 8.2 x 4/4/18 Median9.7 x EV / FY+1 EBITDALow7.4 x 4 s EV / F Last 3-Y High 9.6 x 5 Median7.0 x Low5.5 x 8 16.2 x 12/9/16 12.5 x 7/20/17 . EV / LTM EBITDA EV / LTM EBITDA and EV / FY+1 EBITDA

C O M M O D O R EH I S T O R I C A L R E L AT I V E E V / LT M E B I T D A A N D P / E P E R F O R M A N C E 25.0 x 20.0 x 15.0 x 12.7 x 12.4 x 12.2 x Median(a) 9.8 x Current: 10.0 x 8.9 x 9.0 x 8.6 x 6x 5.0 x --CommPERoY dore DLA GIII HBI OXM PVH RL $14,706 12.9% $10,238 16.3% $1,313 12.9% Enterprise Value: $485 6.8% $2,270 7.2% $8,499 15.7% $235 6.7% EBITDA Margin: 30.0 x Median(a) 19.1 x 20.0 x 17.9 x 17.2 x 17.2 x 17.0 x 16.6 x Current: 15.7 x 16.1 x 14.4 x .9x 10.0 x --CommPERoY dore DLA GIII HBI OXM PVH RL 5 Yr. EPS Growth: 7.5% 11.0% 11.1% 11.7% 19.6% 12.0% 15.0% Source: Capital IQ as of April 6, 2018. (a) Median excludes Commodore. 10 3 Year Avg.1 Year Avg.Current 20.8 x 18.8 x 17.4 x 14.5 x 13.9 x 13.5 x 13.6 x 16 13.0 x 11.3 x 10.8 x 9.9 x 10.8 x 1-Year Forward P / E Multiples 3 Year Avg.1 Year Avg.Current 13.1 x 11.1 x 10.9 x 9.7 x 10.5 x 10.2 x 9.5 x 11.2 x 11.3 x 9.5 x 9.3 x 8.2 x 9. 7.2 x 6.7 x EV / CY2017 EBITDA Multiples

C O M PA R I S O NO FM A N A G E M E N T P R O J E C T I O N S T OWA L L S T R E E T R E S E A R C H Wall Street Research (a) March 2018 Management Projections (b) $341.0 $341.0 $892.3 FY2019 FY2020 FY2019 FY2020 Growth Rate (1.7%) 3.2% 38.2% (0.2%) 38.5% 2.2% Gross Margin 38.3% 38.2% $66.1 $2.26 $2.13 $2.00 $1.87 FY2019 FY2020 FY2019 FY2020 7.4% 6.9% 7.1% 7.3% % Margin Growth Rate (12.1%) (6.0%) 13.9% 13.0% (a) Median of Wall Street analysts' estimates as reported by ThomsonOne on April 6, 2018. (b) Source: ‘FY2019 Adjusted Income Statement’ and ‘FY2020 and FY2021 (projection)’ received from management on March 15, 2018. 11 $64.9 $62.4 $59.3 Diluted Earnings Per Share EBITDA $886.9 $873.3 $859.8 $333.8 $329.0 Gross Profit Net Sales

VALUATION 12

C O M M O D O R EH I S T O R I C A L & F I N A N C I A L S (Amounts in Millions, Except Per Share Data) P R O J E C T E D Income Statement Data (a) 2015A 2016A 2017A 2018A 2019E 2020P 2021P FY15-FY18 FY18-FY21 Net Sales Gross Profit EBITDA Net Income Diluted EPS (0.6%) 2.9% 2.3% 2.2% 5.8% 303.0 39.8 8.5 $0.56 322.2 55.3 27.7 $1.81 320.2 57.2 31.1 $2.04 330.2 59.2 32.7 $2.13 333.8 62.4 30.8 $2.00 341.0 66.1 34.7 $2.26 352.0 70.1 36.3 $2.36 14.2% 56.5% 55.6% .5% .5% Margins Gross Margin EBITDA EBIT 34.0% 4.5 3.1 35.8% 6.1 4.6 37.2% 6.6 5.0 37.7% 6.8 5.1 38.2% 7.1 5.5 38.2% 7.4 5.8 37.6% 7.5 5.8 Growth Rates Net Sales EBITDA Diluted EPS (2.4%) 14.4 46.8 1.1% 39.0 220.8 (4.3%) 3.5 12.8 1.6% 3.6 4.1 (0.2%) 5.3 (6.0) 2.2% 5.9 13.0 4.8% 6.0 4.4 Balance Sheet and Cash Flow Data Cash Total Debt (d) Depreciation and Amortization Stock-Based Compensation Capital Expenditures Change in Net Working Capital Free Cash Flow (b) $43.5 172.1 12.9 6.0 (16.7) 28.2 38.4 $31.9 132.6 14.3 5.2 (16.2) (9.6) 14.0 $30.7 105.8 14.9 6.5 (13.3) (6.4) 29.0 $35.2 93.7 14.6 6.2 (7.9) (19.5) 22.2 $30.0 71.4 14.5 6.2 (10.0) $30.0 33.8 14.5 6.2 (10.0) $59.9 29.9 15.5 6.2 (10.0) Leverage and Interest Coverage Ratios Adjusted Debt / EBITDAR (c) Total Debt / EBITDA Net Debt / EBITDA EBITDA / Interest, Net (EBITDA - Capex) / Interest, Net (d) 4.6 x 3.8 2.8 3.2 2.0 3.4 x 2.2 1.7 6.5 4.8 2.9 x 1.7 1.2 8.6 6.8 2.7 x 1.4 0.9 9.1 8.0 2.4 x 1.0 0.6 10.1 8.7 1.9 x 0.5 0.1 13.5 11.7 1.9 x 0.4 NM 12.3 10.7 Source: ‘FY2019 Adjusted Income Statement’ and ‘FY2020 and FY2021 (projection)’ received from management on March 15, 2018. Note: Balance Sheet and Cash Flow projections affirmed by management on April 3, 2018. (a) (b) (c) (d) Adjusted to exclude one-time and extraordinary items. Defined as Cash Flow from Operations less Capital Expenditures. Assumes 6.0x rent methodology. Interest expense in projected period assumes interest savings related to repurchase of 7.875% Bonds due April 2019 offset by rising interest rates and increased seasonal revolver draw in 2020 and 2021, per management on February 28, 2018 and reaffirmed on April 3, 2018. 13 (19.5) (7.7) (14.2) 17.1 37.6 33.8 3 3 vs. 3.5% for past two years $873.3 $892.3 $935.4 $890.0 $899.5 $861.1 $874.9 CAGR CAGR March 2018 Management Proj. Historical

C O M M O D O R EP R O J E C T I O N S C O M PA R I S O N • Revenue decline in projection period primarily due to revenue risk associated with recent department store bankruptcies FY2019E Budget did not change from the FY2019 Budget to March 2018 Management Projections • (Amounts in Millions, Except Per Share Data) 2020E 2021E FY2019 Budget (a) Mar. '18 Proj. (b) FY2019 Budget (a) Mar. '18 Proj. (b) $ Difference % Difference $ Difference % Difference $724.9 88.5 39.2 103.2 $680.8 85.7 37.5 88.3 ($44.1) (2.7) (1.7) (14.9) (6.1%) (3.1%) (4.3%) (14.5%) $795.9 92.1 42.1 127.5 $712.0 88.1 38.5 96.8 ($83.9) (4.0) (3.6) (30.7) (10.5%) (4.3%) (8.6%) (24.1%) Wholesale Revenue DTC Revenue Licensing Revenue International Revenue Total Revenue Gross Profit Gross Margin Direct SG&A Distribution Operating Income before Allocations Shared Services EBITDA % of Revenue Depreciation & Amortization Interest Expenses Pretax Income Income Taxes Net Income EPS 363.3 38.0% 184.9 36.4 341.0 38.2% 173.9 34.1 (22.4) (6.2%) 396.3 37.5% 197.9 40.5 352.0 37.6% 178.9 34.8 (44.3) (11.2%) (11.0) (2.3) (5.9%) (6.4%) (19.0) (5.6) (9.6%) (13.9%) 69.9 66.9 (3.0) (4.3%) 73.3 68.2 (5.2) (7.0%) 7.5% 15.5 5.8 7.4% 14.5 5.3 8.0% 16.5 7.2 7.5% 15.5 6.2 (1.0) (0.5) (6.8%) (8.0%) (1.0) (1.0) (6.3%) (13.5%) 13.2 11.6 (1.6) (12.5%) 17.7 12.1 (5.6) (31.5%) $2.44 $2.26 ($0.18) (7.4%) $2.81 $2.36 ($0.45) (16.0%) (a) (b) Source: ‘FY2019 (Budget v3)’ and ‘FY2020 and FY2021 (projection)’ received from management on February 28, 2018. Source: ‘FY2019 Adjusted Income Statement’ and ‘FY2020 and FY2021 (projection)’ received from management on March 15, 2018. 14 ($6.9) (16.1%) $43.2 $36.3 ($2.9) (7.7%) $37.6 $34.7 ($12.5) (20.5%) $60.9 $48.4 ($4.6) (9.0%) $50.8 $46.3 ($14.5) (17.2%) $84.6 $70.1 ($6.1) (8.4%) $72.1 $66.1 ($19.7) (12.5%) $157.9 $138.3 ($9.1) (6.4%) $142.0 $132.9 ($122.2) (11.6%) $1,057.5 $935.4 ($63.4) (6.6%) $955.7 $892.3 Commodore Projection Comparison

S U M M A RY VA L U AT I O N O V E R V I E W 52-Week Trading Range Wall Street 12-Month Price Targets (a) Selected Public Companies (b) Selected Precedent Transactions (c) Discounted Cash Flow (d) LBO (e) PV of Future Stock Price (f) $10.00 $20.00 $30.00 $40.00 Note: 52-Week Trading Range is for informational purposes only. (a) (b) (c) (d) (e) (f) Wall Street research analysts published target prices ranging from $27.50 - $29.00. See page 25 for additional detail. Assumes CY2018E (Commodore FY2019E) P/E multiple of 11.0x – 18.0x. Please see pages 17 and 18 for additional detail. Assumes CY2017A (Commodore FY2018A) EBITDA multiple of 6.0x – 8.5x. Please see pages 19 and 20 for additional detail. Assumes exit multiple of 8.2x – 9.6x and a WACC of 10.0% - 14.0%. Please see page 21 and 26 for additional detail. Assumes exit multiple of 8.3x and IRR of 20.0% - 25.0%. Please see page 22 for additional detail. Assumes FY+1 EPS multiple of 13.5x – 16.9x and cost of equity of 12.6%. Please see page 23 and 26 for additional detail. 15 $16.54 $27.24 0 $36.00 Feldenkreis Proposal: $27.50 Undisturbed: $22.62 Current: $27.09 Randa Proposal: $27.75 $27.5 $29.00 $22.00 $18.84 $28.24 $22.42 $30.34 $27.50 $26.00 $27.09 $32.09

I L L U S T R AT I V EC O M M O D O R E VA R I O U SP R I C E S (Amounts in Millions, Except Per Share Data) A N A LY S I S AT Stock Price Shares Outstanding (a) Restricted Stock Units Option Equivalent Shares (a) Diluted Shares Outstanding Total Equity Value Plus: Net Debt (b) Total Enterprise Value Pre mium / (Discount) to: Undisturbed 90-Day VWAP (c) 60-Day VWAP (c) 30-Day VWAP (c) 52-Week High 5-Year High $22.62 24.13 24.75 25.14 27.24 28.80 Ente rprise Va lue a s a Multiple of: Net Sales - Street 2018A 2019E 2020E 2018A 2019E 2020E 2019E 2020E 2019E 2020E $874.9 859.8 886.9 $59.2 59.3 64.9 $873.3 892.3 $62.4 66.1 EBITDA - Street Net Sales - Mgmt EBITDA - Mgmt Price a s a Multiple of: Diluted EPS - Street 2019E 2020E 2019E 2020E $1.87 2.13 $2.00 2.26 Diluted EPS - Mgmt Source: ‘FY2019 Adjusted Income Statement’ and ‘FY2020 and FY2021 (projection)’ received from management on March 15, 2018. Source: Median of Wall Street analysts' estimates as reported by ThomsonOne on April 6, 2018. Note: Undisturbed share count of 15.7mm as of November 24, 2017. Net debt based on cash of $26.5mm and total debt of $90.6mm as of October 28, 2017. (a) (b) (c) Includes 15.7mm total shares outstanding and 0.03 - 0.05mm option equivalent shares utilizing treasury stock method as of February 3, 2018. Based on cash of $35.2mm and total debt of $93.7mm as of February 3, 2018. VWAP prior to February 5, 2018. 16 Undisturbed 2/5/2018 Close on 4/6/18 Feldenkreis Proposal Randa Proposal $22.62 $27.09 $27.50 $27.75 $28.00 $29.00 $30.00 15.7 0.0 0.0 15.7 64.1 --% (6.3) (8.6) (10.0) (17.0) (21.5) 48.0% 48.9 47.4 7.1 x 7.1 6.5 48.1% 47.1 6.7 x 6.4 12.1 x 10.6 11.3 x 10.0 15.7 0.0 0.1 15.8 58.5 19.8% 12.3 9.5 7.8 (0.6) (5.9) 55.5% 56.4 54.7 8.2 x 8.2 7.5 55.6% 54.4 7.8 x 7.3 14.5 x 12.7 13.5 x 12.0 15.7 0.0 0.1 15.8 58.5 21.6% 14.0 11.1 9.4 1.0 (4.5) 56.2% 57.2 55.5 8.3 x 8.3 7.6 56.3% 55.1 7.9 x 7.4 14.7 x 12.9 13.8 x 12.2 15.7 0.0 0.1 15.8 58.5 22.7% 15.0 12.1 10.4 1.9 (3.6) 56.7% 57.7 55.9 8.4 x 8.4 7.6 56.8% 55.6 7.9 x 7.5 14.8 x 13.0 13.9 x 12.3 15.7 15.7 15.7 0.0 0.0 0.0 0.1 0.1 0.1 15.8 15.8 15.8 $441.3 $457.3 $473.4 58.5 58.5 58.5 $499.8 $515.8 $531.9 23.8% 28.2% 32.6% 16.0 20.2 24.3 13.1 17.2 21.2 11.4 15.4 19.3 2.8 6.5 10.1 (2.8) 0.7 4.2 57.1% 59.0% 60.8% 58.1 60.0 61.9 56.4 58.2 60.0 8.4 x 8.7 x 9.0 x 8.4 8.7 9.0 7.7 7.9 8.2 57.2% 59.1% 60.9% 56.0 57.8 59.6 8.0 x 8.3 x 8.5 x 7.6 7.8 8.1 15.0 x 15.5 x 16.0 x 13.1 13.6 14.1 14.0 x 14.5 x 15.0 x 12.4 12.8 13.3 $495.8 $491.9 $485.3 $420.1 $437.4 $433.4 $426.9 $356.0

S E L E C T E D P U B L I CC O M PA R A B L E C O M PA N I E S (Amounts In millions, except per share data) Closing Price on 4/6/18 Enterprise Value as a Multiple of: Selected Companies % of 52Equity w k high Va lue Enterprise Ne t Sa le s Adj. EBITDA Price / EPS LTG P / E / G Dividend Va lue CY2017A CY2018E CY2017A CY2018E CY2018E CY2019E Ra te CY2018 CY2019 Yie ld Selected Companies Store Count Ne t Sa le s Adj. EBITDA EBIT Adj. EBITDA / Sa le s EBIT / Sa le s Total Debt/Net Debt/ Adj. EBITDA/ LTM CAGR LTM CAGR LTM CAGR LTM Ave ra ge LTM Ave ra ge Adj. EBITDA Adj. EBITDA Net Interest Commodore 57 $875 (0.6) % $59 14.2% $45 17.7% 6.8% 6.5% 5.1% 4.9% 2.7 x 1.4 x 0.9 x PVH Corp. Hanesbrands Ralph Lauren Corporation G-III Apparel Group Oxford Industries Delta Apparel 5,545 720 1,109 367 223 1,431 8,915 6,471 6,219 2,807 1,086 390 5.4 6.3 (6.6) 9.4 5.9 (7.4) 1,151 1,056 975 201 140 26 2.6 4.8 (0.1) (2.1) 2.0 17.2 864 933 680 163 98 16 1.3 4.3 (19.9) (5.9) (0.3) 36.4 12.9 16.3 15.7 7.2 12.9 6.7 13.2 16.4 15.7 7.5 13.1 5.7 9.7 14.4 10.9 5.8 1.5 4.1 10.0 14.6 11.5 6.2 9.2 3.3 2.7 3.6 0.6 1.9 0.3 4.1 2.2 3.2 (0.6) 1.7 0.3 4.0 9.4 6.1 123.4 4.6 45.0 5.2 Source of historical financials: Public filings. Source of projected EPS, EBITDA and growth rate estimates: Thomson Eikon median estimate of Wall Street analysts as of April 6, 2018. Source of dividend yield: Capital IQ. Note: CAGRs (Compound Annual Growth Rates) and Averages are for the last three completed fiscal years for each company. All operating data has been adjusted to exclude one-time and extraordinary items. 17 Median (Excl. Commodore)5.6%2.3%0.5%12.9%13.2%7.8%9.6%2.3 x2.0 x7.7 x Leverage and Coverage Ratios Margins Operating Data Commodore$27.0999.4%$427$4850.6 x0.6 x PVH Corp.156.7398.312,11714,7061.61.5 Hanesbrands18.8873.56,82210,2381.61.5 Ralph Lauren Corporation111.7794.09,0868,4991.41.4 G-III Apparel Group39.1296.61,9242,2700.80.8 Oxford Industries75.4589.61,2731,3131.21.2 Delta Apparel18.0377.61302350.60.6 8.2 x 12.7 9.7 8.6 11.3 9.3 9.5 8.2 x 11.4 9.4 9.0 9.9 9.0 8.0 14.5 x 17.2 10.8 17.9 19.1 16.6 13.0 12.7 x11.7%1.2 x1.1 x--% 15.111.11.61.40.1 9.97.51.41.33.2 16.312.01.51.41.8 16.019.61.00.8--15.011.01.51.41.8 9.015.00.90.6--Median (Excl. Commodore)1.3 x1.3 x 9.6 x 9.2 x 16.9 x 15.0 x11.5 x1.5%1.3 x0.9 x Market Data

S U M M A RY VA L U AT I O N P U B L I CC O M PA R A B L E B A S E DO NS E L E C T E D C O M PA N I E S (Amounts in Millions, Except Per Share Data) Net Sales Valua tion Multiples Implied Enterprise Value Implied Equity Value (a) Implied Per Sha re Value (b) FY 2018A FY 2019E $875 873 0.6 x 0.6 x - - 0.8 x 0.8 x $525 $524 - - $700 $699 $466 $465 - - $641 $640 $29.60 $29.54 - - $40.71 $40.63 Adjusted EBITDA FY 2018A FY 2019E $59 62 8.0 x 8.0 x - - 11.0 x 10.0 x $474 $499 - - $651 $624 $415 $441 - - $593 $565 $26.36 $27.96 - - $37.63 $35.88 EPS FY 2019E FY 2020E $2.00 2.26 11.0 x 9.0 x - - 18.0 x 16.0 x $22.00 $20.34 - - $36.00 $36.16 Source: ‘FY2019 Adjusted Income Statement’ and ‘FY2020 and FY2021 (projection)’ received from management on March 15, 2018. Note: FY2019 and FY2020 multiple ranges correspond to CY2018 and CY2019 comparable companies, respectively. (a) Based on total cash of $35.2mm and debt of $93.7mm as of February 3, 2018. (b) Total shares outstanding of 15.7mm as of February 3, 2018. Includes 0.05mm option equivalent shares utilizing treasury stock method and 0.01mm restricted stock units. 18

S E L E C T E D P R E C E D E N T T R A N S A C T I O N S Date Announced Enterprise Value EV / LTM Sales EV / LTM Adj. EBITDA Acquiror Target Jan-18 Aug-17 May-17 Apr-17 Dec-16 Aug-16 Jul-16 Jun-16 Apr-16 Apr-16 Feb-15 Jun-14 Jun-14 Dec-13 Jul-13 May-13 Oct-12 Boardriders Billabong $315 820 2,408 ND ND 400 650 120 795 €200 200 550 110 2,042 0.4 x 8.0 x VF Corp Coach Grand Wealth 1worldstar Williamson-Dickie Mfg. Kate Spade Haggar Kellwood Company 5.11 Donna Karan 0.9 1.7 11.0 10.3 ND ND 1.4 ND ND 10.5 Compass Diversified Holdings G-III Delta Galil HanesBrands HanesBrands Hanesbrands Hanesbrands Gildan Activewear Sycamore Partners HanesBrands TowerBrook Capital Partners PVH 2.2 0.4 ND 6.2 VF Corp (Contemporary Brands) Pacific Brands Champion Europe Knights Apparel DBApparel Doris Jones Group Maidenform Brands Inc. True Religion Warnaco 1.2 1.1 12.6 10.0 1.1 0.6 1.3 8.0 7.5 8.5 0.5 7.9 575 645 2,857 1.0 1.3 1.2 13.1 7.4 9.4 19 Source: Company fillings and other publicly available information. Mean1.1 x9.3 x Median1.18.9

S U M M A RY VA L U AT I O NB A S E DO N S E L E C T E D P R E C E D E N T T R A N S A C T I O N S (Amounts in Millions, Except Per Share Data) Net Sales Valuation Multiples Implied Enterprise Value Implied Equity Value (a) Implied Per Share Value (b) FY 2018A FY 2019E $875 873 0.4 x 0.4 x - - 0.6 x 0.6 x $350 $349 - - $525 $524 $291 $291 - - $466 $465 $18.50 $18.46 - - $29.61 $29.55 Adjusted EBITDA FY 2018A FY 2019E $59 62 6.0 x 6.0 x - - 8.5 x 8.5 x $355 $374 - - $503 $530 $297 $316 - - $445 $472 $18.84 $20.05 - - $28.24 $29.95 Source: ‘FY2019 Adjusted Income Statement’ and ‘FY2020 and FY2021 (projection)’ received from management on March 15, 2018. (a) Based on total cash of $35.2mm and debt of $93.7mm as of February 3, 2018. (b) Total shares outstanding of 15.7mm as of February 3, 2018. Includes 0.05mm option equivalent shares utilizing treasury stock method and 0.01mm restricted stock units. 20

D I S C O U N T E DC A S H F L O W A N A LY S I S (Amounts in Millions, Except Per Share Data) 2019P 2020P 2021P Net Sales % Growth EBITDA % of Net Sales EBIT % of Net Sales Taxes (a) Tax-Effected EBIT Depreciation & Amortization Capital Expenditures Change in Net Working Capital Free Cash Flow Growth in Free Cash Flow (0.2%) 62.4 7.1% 47.9 5.5% (10.3) 2.2% 66.1 7.4% 51.6 5.8% (11.6) 4.8% 70.1 7.5% 54.6 5.8% (12.1) 14.5 (10.0) 14.5 (10.0) 15.5 (10.0) NA 62.5% (8.2%) Terminal Value / EBITDA Multiple Discount Rate Present Value of Free Cash Flow Present Value of Terminal Value Total Enterprise Value Less: Net Debt (b) Total Equity Value Total Equity Value Per Share Terminal Value as a % of Total Value Implied Perpetuity Growth Rate 8.2 x 8.9 x 9.6 x Source: ‘FY2019 Adjusted Income Statement’ and ‘FY2020 and FY2021 (projection)’ received from management on March 15, 2018. Note: Balance Sheet and Cash Flow projections affirmed by management on April 3, 2018. Note: Discounted to April 6, 2018. (a) Reflects management projected tax rate of 25% from 2019 - 2021. (b) Based on total cash of $35.2mm and debt of $93.7mm as of February 3, 2018. 21 10.0%12.0%14.0% 10.0%12.0%14.0% 10.0%12.0%14.0% $70.5$66.9$63.6 398.7 372.1 347.7 $469.2$439.0$411.3 (58.5) (58.5) (58.5) $410.8$380.6$352.8 $26.08$24.18$22.42 85.0%84.8%84.5% 3.9%5.8%7.7% $70.5$66.9$63.6 432.7 403.9 377.4 $503.3$470.8$441.0 (58.5) (58.5) (58.5) $444.8$412.3$382.5 $28.22$26.18$24.30 86.0%85.8%85.6% 4.3%6.2%8.1% $70.5$66.9$63.6 466.8 435.6 407.1 $537.3$502.6$470.7 (58.5) (58.5) (58.5) $478.8$444.1$412.2 $30.34$28.17$26.17 86.9%86.7%86.5% 4.7%6.6%8.5% (19.5)(7.7)(14.2) $22.6 $36.8 $33.8 37.6 40.0 42.5 $873.3 $892.3 $935.4 Fiscal Year

L E V E R A G E D B U Y O U T A N A LY S I S (Amounts in Millions, Except Per Share Data) Current Price as of 4/6/18 Assumed Purchase Price Commodore Shares Outstanding (a) Commodore Option Equivalent Shares (b) Total Shares Outstanding Purchase Price of Equity Commodore Debt Repaid/Refinanced Original Issue Discount Transaction Fees Total Uses of Funds $27.09 % of Debt / Adj. Interest Amount Total EBITDA Rate OID Tenor 15.7 0.1 $200mm Revolver Term Loan Mezzanine PIK Notes Total Debt Outside Preferred Equity Rollover Equity (c) Total Equity Excess Cash Total Sources of Funds 225.0 --44.1% --3.4 x --L+850 bps 12.00% 100.00 100.00 5.0 8.0 15.8 $433.4 61.9 --15.0 75.0 80.9 14.7% 15.9% Mgmt. Promote 2.5% $510.3 4.3 0.8% Equity Value Plus: LTM Debt Less: LTM Cash Enterprise Value $433.4 93.7 (35.2) Fiscal Year 2018PF 2019P 2020P 2021P $491.9 Total Debt Cash (d) 382.7 30.9 358.7 10.0 341.4 10.0 327.2 10.0 Multiples 2018A 2019E 2018A 2019E Adj. EBITDA / Interest, Net (Adj. EBITDA - Capex) / Interest, Net 2.3 x 2.0 x 2.1 x 1.8 x 2.2 x 1.9 x 2.4 x 2.1 x EV / Net Sales EV / EBITDA EV / EBIT 59 45 62 48 8.3 x 10.9 x 7.9 x 10.3 x Adjusted Debt / Adj. EBITDAR (e) Total Debt / Adj. EBITDA Net Debt / Adj. EBITDA 5.9 x 5.9 x 5.4 x 5.4 x 5.2 x 5.1 x 5.1 x 4.7 x 4.6 x 4.7 x 4.3 x 4.2 x Purcha se Price pe r Sha re $27.50 $28.00 $29.00 $30.00 $31.00 Sr. Secured Debt Outstanding % of Original Sr. Secured Debt Sr. Secured Debt / Adj. EBITDA $350.0 100% 5.4 x $326.8 93% 4.8 x $309.6 88% 4.3 x $295.4 84% 3.9 x LTM Mult. 7.0 x 7.5 x 8.0 x 8.3 x 9.0 x 10.1% 16.0% 19.3% 26.2% 8.3% 14.1% 17.3% 24.1% 5.0% 10.6% 13.7% 20.3% 2.1% 7.5% 10.5% 16.9% (0.6%) 4.7% 7.7% 13.9% Total Debt / Total Capitalization 72.2% 68.7% 65.3% 61.7% Source: ‘FY2019 Adjusted Income Statement’ and ‘FY2020 and FY2021 (projection)’ received from management on March 15, 2018. (a) (b) (c) Includes 0.01mm restricted stock units. Assumes treasury stock method. Assumes George Feldenkreis and Oscar Feldenkreis rollover equity representing 1.77mm and 1.18mm shares respectively (Source: 13-D filed on April 9, 2018 and 13-G filed on February 14, 2018). Assumes $31mm minimum cash at close and $10mm minimum cash in FY2019 – FY2021. Assumes 6.0x rent methodology. (d) (e) 22 Exit Multiple 8.3 x 8.4 x 8.7 x 9.0 x 9.2 x 3.6% 1.9% (1.2%) (4.0%) (6.5%) Returns to Common Equity - Year 3 Exit $875 $873 56.2% 56.3% EBITDA Adj. EBITDA (Excl. Stock-Based Comp) $59.2 $65.4 $62.4 $68.6 $66.1 $72.3 $70.1 $76.3 Leverage Profile Transaction Multiples $510.3 100.0% $155.9 30.6% $350.0 68.6% 5.4 x $125.0 24.5% 1.9 x L+250 bps 5.0 $27.50 Sources of Funds Uses of Funds

P R E S E N T VA L U EO FF U T U R E S T O C K P R I C E 2019E 2020P 2021P Diluted Earnings per Share % Growth (6.0%) 13.0% 4.4% Forward Year P/E Multiples Be ginning of Fisca l Ye a r 4/6/18 2020P 2021P 13.5 14.5 15.3 16.1 16.9 (a) 28.97 30.58 32.19 33.80 32.74 34.56 36.38 38.19 34.19 36.09 37.99 39.88 (b) (c) 13.5 14.5 15.3 16.1 16.9 $27.09 28.97 30.58 32.19 33.80 $27.73 29.66 31.31 32.95 34.60 $25.72 27.51 29.03 30.56 32.09 (a) (b) (c) Source: ‘FY2019 Adjusted Income Statement’ and ‘FY2020 and FY2021 (projection)’ received from management on March 15, 2018. Note: Assumes cost of equity discount rate of 12.6%. (a) (b) (c) Reflects current forward year P/E multiple based on Management EPS estimate of $2.00 and current stock price of $27.09. Reflects current forward year P/E multiple based on consensus Wall Street EPS estimate of $1.87 and current stock price of $27.09. Reflects median forward year P/E multiple of selected public comparable companies. 23 Present Value at April 6, 2018 $27.09 $30.61 $31.97 Stock Price at $2.00 $2.26 $2.36 Fiscal Year

APPENDIX 24

S U M M A RY A N A LY S T E X P E C TAT I O N S IFS 29.00 859.3 879.0 55.4 57.5 1.79 $2.07 Buy March 19, 2018 Sidoti & Company 29.00 863.1 895.3 59.9 66.7 1.88 $2.20 Buy March 16, 2018 High $29.00 $863.1 $895.3 $59.9 $66.7 $1.88 $2.20 Low 27.50 859.3 879.0 55.4 57.5 1.79 2.07 Management Guidance Source: Wall Street Estimates as of April 6, 2018 and Management guidance per March 2018 Corporate Presentation. (a) Implied EBITDA range based on management guidance of 6.5% - 6.8% EBITDA Margin. 25 $55.6 - $58.8(a) $855 - $865 $1.80 - $1.90 Median 29.00 859.8 886.9 59.3 64.9 1.87 2.13 Keybanc Capital Markets NA 859.4 886.9 59.5 65.0 1.87 $2.14 Hold March 18, 2018 Revenue Estimates for FY EBITDA Estimates for FY EPS Estimates for FY Company Price Target 2019E 2020E 2019E 2020E 2019E 2020E Rec. Date D. A. Davidson $27.50 $860.2 $886.9 $59.1 $64.7 $1.86 $2.11 Hold March 19, 2018

W E I G H T E D AV E R A G E C O S TO F C A P I TA L Group, Ltd. 345 1,924 1.512 17.9% 1.333 uding Commodore) Net Debt (h) Equity Value Net Debt/ Capital Commodore Net Debt / Capital Unlevered Beta Levered Beta Cost of Equity Cost of Equity = Risk Free Rate + (Relevered Beta * Market Risk Premium) + Size Premium. Cost of Equity = 2.76% + (1.03 * 6.94%) + 2.68% Median of Comps Cost of Equity Before Tax Tax Rate After Tax Cost of Debt = LTM Interest Expense / Average Debt Cost of Debt = $7.1 / $103.6 Commodore Cost of Debt WACC = (Net Debt/Capital) * After-Tax Cost of Debt + (Equity/Capital) * Cost of Equity WACC = (12.4%) * 5.2% + (87.6%) * 12.6% (a) (b) (c) (d) (e) (f) (g) (h) Source: Bloomberg 5-year adjusted weekly beta as reported on April 6, 2017. Assumes book value of debt approximates market value. Unlevered Beta = Levered Beta / {1+(Net Debt/Market Equity)*(1-Tax Rate)}. 10-year Treasury Note yield as of April 6, 2017. Source: Duff & Phelps 2017 Valuation Handbook. Size premium of 2.68% for companies with market capitalizations between 263.7mm and 567.8mm. Marginal tax rate based on Commodore estimation of future taxes. Net debt as of February 3, 2018. 26 Weighted Average Cost of Capital 11.7% 6.90% 25.00% 5.17% 0.943 1.030 12.6% $58.5 $426.9 12.4% Observed Weighted Average Cost of Capital GDP / Inflation Long-Term GDP Growth 2.00% Long-Term Inflation Growth 2.00% Assumptions Risk Free Rate of Return (d) 2.76% Historical Market Risk Premium (e) 6.94% Size Premium (e) (f) 2.68% Marginal Tax Rate (g) 25.00% Comparable Companies Name Current Net Debt/ Net Market Levered Market Unlevered Debt Capitalization Beta (a) Equity (b) Beta (c) Commodore Ralph Lauren Delta Apparel Hanesbrands Oxford Industr PVH Corp. G-III Apparel Mean (Excl Median (Exc 12.0% 0.791 Corporation (587) 9,086 0.975 --0.975 , Inc. 105 130 0.987 81.0% 0.614 Inc. 3,416 6,822 1.124 50.1% 0.817 ies, Inc. 39 1,273 1.231 3.1% 1.203 2,587 12,117 1.056 21.3% 0.910 luding Commodore) 1.148 28.9% 0.975 1.090 19.6% 0.943 $58 $485 0.863

DISCLAIMER This presentation has been prepared by PJ SOLOMON (“SOLOMON”) from materials and information supplied (whether orally or in writing) by Perry Ellis International, Inc. (“Commodore” or the “Company”) and other sources. This presentation is for discussion purposes only and is incomplete without reference to, and should be viewed in conjunction with, the oral briefing as well as the qualifications, limitations and assumptions in the letter provid ed by SOLOMON. This presentation includes certain statements, estimates and projections provided by the Company with respect to the historic al and anticipated future performance of the Company. Such statements, estimates and projections contain or are based on significant assumptions and subjective judgment s made by the Company’s management. These assumptions and judgments may or may not be correct, and there can be no assurance that any projected results are attainable or will be realized. SOLOMON has not attempted to verify any such statements, estimates and projections, and as such SOLOMON makes no representation or warranty as to, and assumes no responsibility for, their accuracy or completeness and for the effect which any such inaccuracy or incompleteness may have on the results or judgments contained in this presentation. Except where otherwise indicated, this analysis speaks as of the date hereof. Under no circumstances should the delivery of this document imply that the analysis would be the same if made as of any other date. This presentation and the information contained herein do not constitute an offer to sell or the solicitation of an offer to buy a ny security, commodity or instrument or related derivative, nor do they constitute an offer or commitment to lend, syndicate or arrange a financing, underwrite or pu rchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies, and do no t constitute legal, regulatory, accounting or tax advice to the recipient. We recommend that the recipient seek independent third party legal, regulatory, accounting and tax advice regarding the contents of this presentation. This presentation is not a research report and was not prepared by the research department of SOLOMON or any of its affiliates. 62/2021 3529,'(' 7+,6 '2&80(17)25 7+( ,1)250$7,21 $1' $66,67$1&(2) 7+( 63(&,$/ &200,77((2) 7+( %2$5' 2) ',5(&7256 2) 7+( &203$1<. T+,6 '2&80(17 '2(6 127 &2167,787( $ 5(&200(1'$7,21 72 $1< 6+$5(+2/'(5 2) 7+( &203$1< $6 72 +2: $1< 68&+ 6+$5(+2/'(5 6+28/' 927( 21 $1< 75$16$&7,21 2) $&7 21 $1< 0$77(5 5(/$7,1* 72 $1< 75$16$&7,21. 27